Acquisitions (Details) (USD $) In Millions, unless otherwise specified	Nov. 10, 2010 Accertify Acquisition [Member] Global Network And Merchant Services [Member]	Jan. 15, 2010 Revolution Money Acquisition [Member] Corporate and Other [Member]	Mar. 01, 2011 Loyalty Partner Acquisition [Member] International Card Services [Member]
Assets acquired and liabilities assumed for acquisitions
Goodwill acquired	$ 132	$ 184	$ 538
Definite-lived intangible assets	15	119	295
All other assets	10	7	206
Total assets	157	310	1,039
Total liabilities (including NCI)	6	5	423
Net assets acquired	151	305	616
Total consideration	151	305	616
Total consideration less cash acquired			585
Cash acquired in business combination			31
Noncontrolling equity interest, fair value			$ 150